                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           STAR TECHNOLOGIES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

- --------------------------------------------------------------------------------

                           [STAR TECHNOLOGIES LOGO]

                                   NOTICE OF
                              1996 ANNUAL MEETING
                                      AND
                                PROXY STATEMENT

                            STAR TECHNOLOGIES, INC.

                                 515 SHAW ROAD
                            STERLING, VIRGINIA 20166

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The 1996 Annual Meeting of Stockholders of Star Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Holiday Inn at 1000 Sully Road, Sterling, Virginia, on Thursday, August 22, 1996, at 11:00 a.m., for the following purposes:

          (1) To elect one Director to hold office for a term of three years;
     and

          (2) To transact any other business that may properly come before the meeting or any adjournments thereof.

     Stockholders who wish to bring other business before the Annual Meeting must comply with the provisions of Section 2.1 of the By-Laws of the Company.

     Only stockholders of record at the close of business on June 25, 1996, are entitled to vote at the Annual Meeting or any adjournments thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting at the Company's executive offices at 515 Shaw Road, Sterling, Virginia.

                                          By Order of the Board of Directors

                                          Brenda A. Potosnak
                                          Secretary

July 23, 1996

     THE FORM OF PROXY IS ENCLOSED. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                           [STAR TECHNOLOGIES LOGO]

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                AUGUST 22, 1996

     The enclosed proxy is solicited on behalf of the Board of Directors of Star Technologies, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Holiday Inn at 1000 Sully Road, Sterling, Virginia, on Thursday, August 22, 1996, at 11:00 a.m., or any adjournments thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy will be mailed to stockholders on or about July 23, 1996.

     Any person signing and returning the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company or by voting in person at the meeting.

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitation initially will be made by mail. Further solicitation may be made by telephone, telegram or in person by officers and employees of the Company who would be reimbursed by the Company for any costs they might incur in making any solicitation. Brokerage houses, custodians, nominees, fiduciaries and others acting in a representative capacity will be requested to forward the proxy solicitation material to the beneficial owners of the Company's stock and the Company will reimburse them for their reasonable expenses.

                               VOTING SECURITIES

     All voting rights are vested exclusively in the holders of the Company's common stock, having a par value of $.01 per share ("Common Stock"), and the Company's preferred stock, having a par value of $.01 per share ("Preferred Stock"). Three series of Preferred Stock are issued and outstanding: the Series A Preferred Stock ("Series A Stock"), the Series B Senior Preferred Stock ("Series B Stock") and the Series C Senior Preferred Stock ("Series C Stock").

     With regard to the election of Directors of the Company, the holders of Common Stock and Series A Stock (as a single class) and the holder of Series B Stock and Series C Stock (as a single class) vote separately, as described below. With regard to any other business that may properly come before the Annual Meeting, the holders of Common Stock and Preferred Stock vote together as a single class. Each share of Common Stock is entitled to one vote. Each share of Preferred Stock is entitled to vote on an "as if converted" basis. Each share of Series A Stock was, as of the record date, convertible into 7.20 shares of Common Stock. Each share of Series B Stock and each share of Series C Stock were, as of the record date, convertible into 100 shares of Common Stock.

     Only stockholders of record at the close of business on June 25, 1996, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On June 25, 1996, the Company had outstanding 19,890,324 shares of Common Stock; 45,500 shares of Series A Stock, which vote as if converted to 327,600 shares of Common Stock; 59,584 shares of Series B Stock, which vote as if converted to 5,958,400 shares of Common Stock; and 39,723 shares of Series C Stock, which vote as if converted to 3,972,300 shares of Common Stock. The presence of a majority of the shares of Common Stock and Common Stock equivalents represented by the Preferred Stock, in person or by proxy, will constitute a quorum for the Annual Meeting.

     The holder of Series B Stock and Series C Stock has the right to nominate and elect independently two Directors of the Company. The holder of Series B Stock and Series C Stock does not have the right to nominate or elect any other Directors, except as described below under "Election of Directors -- Potential Change in Control." As of the date of this Proxy Statement, the holder of Series B Stock and Series C Stock has elected only one individual, Dr. Carl E. Ravin, to the Board of Directors.

     Only holders of Common Stock and Series A Stock will vote, as a single class, to elect the Director at the Annual Meeting. The presence of a majority of the shares of Common Stock and Series A Stock, in person or by proxy, will constitute a quorum for the election of the Director. All shares of Common Stock and Preferred Stock will vote together as a single class on any other business that may be considered at the Annual Meeting or any adjournments thereof. Under Delaware law and the Company's Restated Certificate of Incorporation, if a quorum is present at the Annual Meeting, the nominee for Director who receives the greatest number of votes cast for the election of the Director at the Annual Meeting by the shares present in person or by proxy and entitled to vote shall be elected Director and, except as described below, any other matters submitted to a vote of the stockholders must be approved by the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the subject matter. With regard to the election of the Director, an abstention will not be counted either in favor of or against the election of the nominee. Abstention from voting will have the practical effect of voting against any other matter voted upon at the Annual Meeting since it is one less vote for approval. Broker nonvotes will have no impact on any matter voted upon at the Annual Meeting since they are not considered "shares present" for voting purposes.

     Unless otherwise indicated, reference to "voting" stock throughout this Proxy Statement assumes the full conversion of the relevant series of Preferred Stock to Common Stock and reference to "shares" includes both shares of outstanding Common Stock and shares of Common Stock into which the relevant series of Preferred Stock is or are convertible.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the beneficial ownership, on June 25, 1996, of
(i) each person known by the Company to be the beneficial owner of more than five percent of any class of the Company's stock, (ii) each Director, (iii) the Chief Executive Officer (there were no other executive officers whose total annual salary and bonus exceeded $100,000 for the last fiscal year), and (iv) all of the Company's Directors and executive officers as a group. Because each series of Preferred Stock is convertible into Common Stock (see "Voting Securities," above), each beneficial owner of Preferred Stock is deemed by the Securities and Exchange Commission (the "SEC") to be the beneficial owner of the number of shares of Common Stock into which such Preferred Stock is convertible. Therefore, in indicating the number of shares of Common Stock and the percentage of the class of Common Stock beneficially owned by each person, the table's figures assume that such person has converted into Common Stock all shares of Preferred Stock of which such person is the beneficial owner. For this reason, the table contains substantial duplication in the number of shares and percentages of Common Stock. The table also provides information setting forth each listed person's relative voting power for the election of the Director (taking into account only the person's beneficial ownership of Common Stock and Series A Stock) and for any other business that may properly come before the Annual Meeting (taking into account all of the person's holdings).

                            PERCENT OF VOTING POWER

                                            AMOUNT AND
                                            NATURE OF     PERCENT
         NAME OF              TITLE OF      BENEFICIAL       OF      ELECTION OF       OTHER
     BENEFICIAL OWNER           CLASS      OWNERSHIP(1)   CLASS(2)   DIRECTOR(3)    BUSINESS(4)
- --------------------------  -------------  ------------   --------   ------------   -----------
Principal Stockholders
- --------------------------
General Electric Company    Common Stock    10,555,039(5)   35.4%         3.1%          35.0%
3135 Easton Turnpike        Series B            59,584     100.0%
Fairfield, CT 06431         Stock               39,723     100.0%
                            Series C
                            Stock
State Farm Mutual           Common Stock     1,217,334(6)    6.1%        12.2%           4.0%
  Automobile Insurance      Series A            28,000      61.5%
  Company                   Stock
One State Farm Plaza
Bloomington, IL 61710
Gale & Co.                  Common Stock        50,400(7)       *            *              *
  c/o Harris Trust &        Series A             7,000      15.4%
  Savings Bank              Stock
P.O. Box 71940
Chicago, IL 60694
SG Warburg and Company      Common Stock        30,960(7)       *            *              *
  Ltd.                      Series A             4,300       9.5%
30 Gresham Street           Stock
London EC2, England
Stuebner Properties         Common Stock        20,160(7)       *            *              *
7000 Northland Circle       Series A             2,800       6.2%
Minneapolis, MN 55428       Stock
Directors
- --------------------------
Francis Jungers             Common Stock        30,000(8)       *         0.0%           0.0%
Alan O. Maxwell             Common Stock       741,000(9)    3.6%         3.3%           2.2%
Carl E. Ravin               Common Stock        30,000(10)       *        0.0%           0.0%
Herbert S. Shaw             Common Stock             0       0.0%         0.0%           0.0%
Executive Officers
- --------------------------
Robert C. Compton**         Common Stock       535,097(11)    2.6%           *              *
All executive officers and  Common Stock     1,354,097(12)    6.4%        3.3%           2.2%
  Directors as a group (6
  persons)

- ---------------
    * Less than one percent.

  ** Also serves as a Director.

 (1) A person is considered to "beneficially own" any shares over which such person exercises sole or shared voting or investment power or of which such person has the right to acquire beneficial ownership within sixty days (for example, through the conversion of securities or exercise of stock options). Unless otherwise indicated, voting and investment power relating to the above shares is exercised solely by the beneficial owner or shared by such owner and such owner's spouse or children.

 (2) Any securities not outstanding that are subject to options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

 (3) Indicates the beneficial owner's percentage voting power to elect a Director to the class of Directors nominated and elected by the holders of Common Stock and Series A Stock relative to all shares of Common Stock and Series A Stock (on an as if converted basis) outstanding on June 25, 1996, assuming that all shares of Common Stock and Series A Stock are voted as a single class and that no options are exercised.

 (4) Indicates the beneficial owner's percentage voting power with respect to any business other than the election of a Director that may properly come before the Annual Meeting relative to all shares of Common Stock and Preferred Stock (on an as if converted basis) outstanding on June 25, 1996, assuming that all shares of Common Stock and Preferred Stock are voted as a single class and that no options are exercised.

 (5) Includes 5,958,400 shares of Common Stock issuable upon the conversion of Series B Stock and 3,972,300 shares of Common Stock issuable upon the conversion of Series C Stock.

 (6) Includes 201,600 shares of Common Stock issuable upon the conversion of Series A Stock.

 (7) Represents shares of Common Stock issuable upon the conversion of Series A Stock.

 (8) Represents 30,000 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of June 25, 1996.

 (9) Includes 80,000 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of June 25, 1996.

(10) Represents 30,000 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of June 25, 1996.

(11) Includes 529,138 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of June 25, 1996.

(12) Includes 687,138 shares of Common Stock subject to options that are either currently exercisable or exercisable within sixty days of June 25, 1996.

                              ELECTION OF DIRECTOR

BACKGROUND

     Effective on the date of the Annual Meeting, the number of positions on the Company's Board of Directors will be reduced from six to five. Two of the positions are reserved for Directors who are nominated and elected independently by the holder of Series B Stock and Series C Stock. One of these positions is and will remain vacant until such time as the holder of Series B Stock and Series C Stock acts to fill it. The remaining three positions on the Board of Directors are filled by persons elected by the holders of the Company's Common Stock and Series A Stock voting as a single class on an as if converted basis.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

     The terms of Messrs. Jungers and Shaw expire on the date of the Annual Meeting. The terms of Dr. Ravin and Mr. Compton expire on the date of the 1997 annual meeting. The term of Mr. Maxwell expires on the date of the 1998 annual meeting. Mr. Shaw has resigned from the Board of Directors effective on the date of the Annual Meeting and will not stand for re-election. The Board of Directors has determined to reduce the number of positions on the Board to five. The Board has nominated Mr. Jungers for re-election to the Board for a term of three years, or until the election and qualification of his successor or his death, resignation or removal from office. Thus, the holders of Common Stock and Series A Stock will vote, as a single class, to fill one Board position at the Annual Meeting. The persons named on the enclosed proxy intend to vote for the re-election of Mr. Jungers to the Board of Directors. In the event that Mr. Jungers should become unable to stand for re-election as a Director, the proxy will be voted in accordance with the best judgment of the persons acting under the proxy.

INFORMATION REGARDING DIRECTORS OF THE COMPANY

     ROBERT C. COMPTON, age 49, has served as a Director since July 1988 and was elected Chairman of the Board in March 1990. He has served as Chief Executive Officer since October 1989 and as President since June 1988. His previous positions with the Company include Executive Vice President and Vice
President -- Finance, Administration and Corporate Development. Prior to joining the Company in 1985, he served for seventeen years in various financial, management and corporate auditing positions at the General Electric Company ("GE"). He is a director of Virginia's Center for Innovative Technology and the Northern Virginia Technology Council.

     FRANCIS JUNGERS, age 69, has served as a Director since May 1984. Mr. Jungers has been an independent investor and consultant for the past several years. Mr. Jungers is a former Chairman of the Board and Chief Executive Officer of Arabian American Oil Company, a petroleum producer. He is a director of AES Corporation, Georgia Pacific Corporation, Thermo Electron Corporation, Thermo Ecotek Corporation, Thermo Quest, Pacific Rehabilitation and Sports Medicine, Esco Corporation, and a director of Donaldson, Lufkin & Jenrette Securities Corporation.

     ALAN O. MAXWELL, age 66, has served as a Director since 1981. He was Chairman and President of Sunny Service Stations, Inc., a chain of retail and wholesale fuel distribution centers and convenience food stores, from 1984 until 1988. Since 1989, he has served as Managing Director of Maxwell Management, a capital and management company.

     CARL E. RAVIN, age 53, has served as a Director since February 1994. Dr. Ravin is the Chairman of the Department of Radiology at Duke University Medical Center and Professor of Radiology at Duke University, where he has been associated since 1978. He is a nationally known expert in thoracic radiology, currently serves on the editorial board of the "Journal of Thoracic Imaging," and is a Fellow of the American College of Chest Physicians and the American College of Radiology. Dr. Ravin has served for a number of years on the General Electric Medical Advisory Board.

     HERBERT S. SHAW, age 60, joined the Company in November 1985 as President and Chief Executive Officer. In March 1986, he was elected Chairman of the Board and a Director. He resigned as President and Chief Executive Officer in May 1987 and resigned as Chairman of the Board in March 1990. Mr. Shaw is currently Managing General Partner of NorCrest Capital Management, a venture capital fund. Mr. Shaw was Chief Executive Officer and President of the Laughlin Group of Companies, a diversified financial services firm, from January 1991 to December 1995. He was a general partner of Shaw Venture Partners, a venture capital firm, from December 1983 until February 1992. At that time he joined the Laughlin Group. Prior to that, he was Manager, Marketing and Business Development, of GE's Advanced Energy Operations Division, where he had been employed since 1962.

COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended March 31, 1996, there were six meetings of the Board of Directors. Each Director of the Company attended at least five of the six meetings of the Board of Directors and all meetings of committees on which he served. The Audit Committee, together with all other Directors, met once during fiscal year 1996. The Compensation Committee of the Board met once during fiscal year 1996. The Board of Directors does not have a Nominating Committee.

     The Audit Committee, currently consisting of Messrs. Jungers and Shaw, is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and reporting practices and its system of internal accounting controls. The Compensation Committee, currently consisting of Messrs. Jungers, Maxwell and Ravin, principally reviews and approves the salaries, bonuses and stock options of executive officers of the Company.

COMPENSATION OF DIRECTORS

     Directors' fees may be paid in cash or Common Stock, or a combination thereof, at the discretion of each Director. Fees are not paid to the Chairman or to Directors who are employees of the Company. The Company's policy is to pay to each eligible Director $8,000 annually plus $1,000 for each regular meeting and $500 for each conference telephone meeting of the Board of Directors attended and to reimburse each eligible Director for any expenses incurred as a result of such meetings attended. No additional fees are paid for committee participation.

     The Company believes that it is important for directors to have a personal interest in the success of the Company and for their interests to be aligned with those of the Company's stockholders. Therefore, in addition to the cash compensation described above, each nonemployee Director, under the 1989 Stock Option Plan for Nonemployee Directors (the "1989 Plan"), annually receives options to purchase 10,000 shares of Common Stock, subject to the limitations that a nonemployee Director may not receive options or rights to purchase in the aggregate more than 100,000 shares pursuant to the 1989 Plan or any other plan of, or agreement with, the Company and that no more than an aggregate of 700,000 shares may be granted under the 1989 Plan. Mr. Shaw has been, and continues to be, ineligible to receive options under the 1989 Plan as he has received options or rights to purchase in the aggregate more than 100,000 shares pursuant to other plans of, or agreement with, the Company. Options have an exercise price equal to the fair market value of the shares covered by the option at the time of the grant and are exercisable immediately.

POTENTIAL CHANGE IN CONTROL

     Pursuant to a contract between the Company and the initial purchasers of Series B Stock and Series C Stock, the holder of Series B Stock and Series C Stock may under certain circumstances vote to exercise an exclusive right to elect a number of additional Directors to the Board sufficient, when added to the two Directors the holder already is entitled to elect, to comprise a majority of the Board of Directors. The holder of Series B Stock and Series C Stock is currently entitled to elect such additional Directors because the Company has not, as required by the contract, entered into a loan agreement (the "Loan Agreement") reasonably acceptable to the holder of Series B Stock and Series C Stock with a banking institution providing for a loan of at least twelve months' duration and in an aggregate principal amount between $5 million and $8 million. Thus, upon the affirmative vote of the holders of at least 70% of the shares of Series B Stock and Series C Stock then outstanding, voting as a single class, the holder of Series B Stock and Series C Stock could exercise its right to elect any or all of such additional Directors necessary to comprise a majority of the Board of Directors. The right of the holder of Series B Stock and Series C Stock to elect the additional Directors will terminate when the Company enters into the Loan Agreement, when no shares of Series B Stock or Series C Stock remain outstanding, or when the holder of the Series B Stock and Series C Stock waives the breach of the contract.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee") establishes and oversees the general compensation policies of the Company, including the review and approval of compensation levels and cash incentive initiatives for the executive officers, and administers the Company's employee compensation plans. The Committee is composed of three nonemployee Directors.

     Executive officers are generally compensated through a combination of base salary, year-end performance bonuses and stock options. The officers, as well as substantially all full-time employees, are eligible to participate in the Company's 401(k) Plan. The Company is committed to providing compensation that helps attract, retain and motivate the skilled people it requires. The Committee reviews annually with the full Board of Directors compensation for all of the Company's officers, along with performance reviews evaluating the criteria listed below.

     In determining base salary and salary increases, the Committee considers such variables as the officer's expertise, responsibilities, and the officer's contributions to corporate teamwork, efficiency, profitability and performance and the attainment of individual performance criteria. The Committee also considers the salary of officers with comparable responsibilities and performance criteria of other companies with which the Company competes for executive officers. Such companies include some but not all of the companies in the S&P Computer Systems Index (excluding IBM) identified in the performance graph following this report. There was no change to the Chief Executive Officer's base pay in fiscal year 1996 and salary increases for most other executives were limited.

     The Committee believes that year-end bonuses for the Chief Executive Officer and the other top executives must be tied to the achievement of profitability objectives, business growth and the Company's overall performance, both current and long-term. All bonus awards are the sole responsibility of the Committee and are based on the philosophy that incentive compensation should be directly and materially linked to the operating results of the Company. In determining that no bonuses would be paid to executive officers for fiscal year 1996, the Committee focused only on the Company's significant reduction of revenue and lack of profitability in fiscal year 1996.

     The long-term component of the compensation for the Chief Executive Officer and other executives has been the award of stock options, which align the interests of the executive officers with those of the stockholders. An award of stock options, vesting over five years, has historically been granted to the executives when hired. No additional options were granted to the Chief Executive Officer or to the other executives during fiscal year 1995 or fiscal year 1996. The Committee plans to evaluate alternative long-term compensation incentives.

                                          Francis Jungers
                                          Alan O. Maxwell
                                          Carl E. Ravin

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
  AMONG STAR TECHNOLOGIES, INC. COMMON STOCK, THE NASDAQ STOCK MARKET-US INDEX
              AND THE S & P COMPUTER SYSTEMS (EXCLUDING IBM) INDEX

         MEASUREMENT PERIOD                STAR TECH-        S & P COMPTR       NASDAQ STOCK
        (FISCAL YEAR COVERED)            NOLOGIES, INC.     SYS- EXCL IBM        MRKT - US
3/91                                                 100                100                100
3/92                                                 144                 88                127
3/93                                                  88                 80                147
3/94                                                  81                 80                158
3/95                                                  34                 90                176
3/96                                                  72                122                239

                * $100 INVESTED ON 03/31/91 IN STOCK OR INDEX -
                      INCLUDING REINVESTMENT OF DIVIDENDS.
                          FISCAL YEAR ENDING MARCH 31.

     The Board of Directors and the Committee recognize that the market price of stock is influenced by many factors, only one of which is company performance. The stock price performance shown on the graph is not necessarily indicative of future price performance.

SUMMARY COMPENSATION TABLE

     Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended March 31, 1996, 1995, and 1994, of the Chief Executive Officer (the "Named Executive Officer"). There were no other executive officers whose total annual salary and bonus exceeded $100,000 for the last fiscal year.

                                                                      LONG TERM
                                                                    COMPENSATION
                                                    ANNUAL        AWARDS SECURITIES
              NAME AND                 FISCAL    COMPENSATION        UNDERLYING          ALL OTHER
         PRINCIPAL POSITION             YEAR        SALARY           OPTIONS(#)         COMPENSATION
- ------------------------------------   ------    ------------    -------------------    ------------
Robert C. Compton                       1996       $160,000              --                     --
Chairman of the Board, President and    1995       $160,000              --               $ 38,260(1)
  Chief Executive Officer               1994       $160,000              --                     --

- ---------------
(1) Represents bonus for fiscal 1994 performance.

OPTION GRANTS IN LAST FISCAL YEAR

     No stock options were granted to the executive officers during the fiscal year ended March 31, 1996.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     Shown below is information with respect to the aggregate fiscal year-end value of unexercised options to purchase the Company's Common Stock under the 1984, 1985 and 1994 Plans. There were no stock options exercised by the Named Executive Officer during the last fiscal year.

                                           NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                          UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                           OPTIONS AT MARCH 31,              OPTIONS AT MARCH 31,
                                                  1996(#)                           1996($)
                                       -----------------------------     -----------------------------
               NAME                    EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- -----------------------------------    -----------     -------------     -----------     -------------
Robert C. Compton                        529,138          430,862             0                0

                      STOCK OWNERSHIP AND TRADING REPORTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors to file reports of their ownership of the Company's stock and of changes in such ownership with the SEC and the National Association of Securities Dealers, Inc. SEC regulations require those persons to furnish the Company with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that, during fiscal year 1996, its officers and directors complied with all applicable filing requirements.

                          MARKET VALUE OF COMMON STOCK

     On June 25, 1996, the average of the closing bid and ask prices of the Common Stock of the Company reported on the NASDAQ National Market was $31/64 ($0.48).

                                    AUDITORS

     The Board of Directors has selected the firm of KPMG Peat Marwick LLP ("Peat Marwick"), independent certified public accountants, to serve as auditors of the Company for the current fiscal year. Representatives of Peat Marwick will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to questions.

                             STOCKHOLDER PROPOSALS

     Any stockholder desiring to have an appropriate proposal presented for action at next year's Annual Meeting of Stockholders, and who wishes to have it shown in the Proxy Statement and form of proxy for the meeting, must notify the Company and submit the proposal in writing for receipt at the Company's principal executive office not later than March 26, 1997. See SEC Rule 14a-8 for additional applicable requirements and procedures.

                                 ANNUAL REPORT

     A copy of the Company's 1996 Annual Report to Stockholders is being mailed with this Proxy Statement to each stockholder of record as of June 25, 1996. Additional copies may be obtained from the Secretary of the Company, at the Company's principal executive office located at 515 Shaw Road, Sterling, Virginia, 20166.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1996, as filed with the SEC, will be furnished without charge to record or beneficial holders, as of June 25, 1996, of the Company's stock on request to the Secretary of the Company at the above address.

                                 OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that will be presented at this year's Annual Meeting of Stockholders. If any other matter arises at the Annual Meeting, it is intended that the shares represented by proxies in the accompanying form will be voted in accordance with the best judgment of the persons acting under the proxies.

                                          By Order of the Board of Directors

                                          Brenda A. Potosnak
                                          Secretary

July 23, 1996

                            STAR TECHNOLOGIES, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING OF STOCKHOLDERS, AUGUST 22, 1996

        The undersigned hereby appoints(s) Brenda A. Potosnak and Jerry Carter, or either of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution, to act and to vote at the Annual Meeting of Stockholders of STAR TECHNOLOGIES, INC. (the "Company"), to be held at the Holiday Inn at 1000 Sully Road, Sterling, Virginia, on August 22, 1996, at 11:00 a.m., Eastern Daylight Time, and at any adjournments of said meeting, the shares of common stock or preferred stock of the Company in the name of the undersigned or that the undersigned may be entitled to vote, upon the matters set forth on the reverse, in accordance with and as more fully described in the Notice and accompanying Proxy Statement for said meeting, receipt of which is hereby acknowledged.


                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

A /X/  PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE.



                   FOR     WITHHOLD   NOMINEE:  Francis Jungers
1.  Election of   /  /       /  /
    one(1)
    Director


The shares represented by this proxy will be voted according to the directions indicated hereon, or, IF NO DIRECTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH ITEM OF BUSINESS.

IT IS UNDERSTOOD THAT THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED. THE PROXIES INTEND TO VOTE THE SHARES REPRESENTED BY THIS PROXY ON SUCH MATTERS, IF ANY, AS DETERMINED BY THE BOARD OF DIRECTORS.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.


                                                 Will attend   /  /
                                                     meeting


SIGNATURE                       DATE              SIGNATURE                                          DATE
         --------------------        ----------             ------------------------------------         -------------------------
                                                                 SIGNATURE IF HELD JOINTLY


NOTE: This Proxy must be signed exactly as name appears hereon. When shares are being held by joint tenants, both shall sign. Executors, administrators, trustees, guardians and others signing in a representative capacity, and attorneys, should indicate that they sign in a representative capacity. Attorneys should attach powers of attorney. If the signer is a corporation, please sign full corporate name by duly authorized officer.